UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

Annual Report to Shareholders

DWS RREEF Global Real Estate Securities Fund

Contents

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the period from commencement of operations, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 5, 2006 to December 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2006
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/5/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,242.60	$ 1,237.50	$ 1,244.10	$ 1,243.50
Expenses Paid per $1,000**	$ 8.35	$ 13.52	$ 7.80	$ 7.52
* For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (July 5, 2006), then divided by 365.
Expenses and Value of a $1,000 Investment for the period ended December 31, 2006
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,017.59	$ 1,012.85	$ 1,018.10	$ 1,018.35
Expenses Paid per $1,000***	$ 7.68	$ 12.43	$ 7.17	$ 6.92
*** Expenses (hypothetical expenses if the Fund had been in existence from 7/1/06) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF Global Real Estate Securities Fund	1.51%	2.45%	1.41%	1.36%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS RREEF Global Real Estate Securities Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS RREEF Global Real Estate Securities Fund. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in 2006.

Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

Over 15 years of investment industry experience.

BA, Wabash College; MBA, Indiana University.

Daniel Ekins

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in 2006.

Over 20 years of investment industry experience.

BS, University of South Australia.

John Hammond

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2006.

Prior to that, Director at Schroder Property Investment Management; Director at Henderson Global Investors.

Over 14 years of investment industry experience.

BSc, University of Reading, UK.

Kurt Klauditz

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 and the fund in 2006.

Head of Liquid Assets and Financing: Germany.

Prior to that, senior positions at Sal. Oppenhein, Paribas Capital Markets London, DG Bank Luxembourg and Shearson Lehman Hamburg.

Over 15 years of investment industry experience.

William Leung

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 and the fund in 2006.

Prior to that, equity research analyst focusing on Hong Kong and China at Merrill Lynch and UBS Warburg.

Over nine years of investment industry experience.

MBA, Hong Kong University of Science & Technology.

John W. Vojticek

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2006.

Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.

Prior to that, Managing Director of RREEF from 1996-March 2004 and Deutsche Asset Management from 2002-March 2004.

Ten years of investment industry experience.

BS, University of Southern California.

In the following interview, Lead Portfolio Manager John F. Robertson discusses the market environment, performance results and regional positioning of DWS RREEF Global Real Estate Securities Fund during its abbreviated fiscal year ended December 31, 2006. The fund was launched on July 5, 2006.

Q: What is RREEF?

A: RREEF America, L.L.C. (RREEF), founded in 1975 and based in Chicago, New York and San Francisco, is a wholly owned subsidiary of Deutsche Bank AG and operates as the real estate and infrastructure arm of the Bank's asset management division. Deutsche Bank has over 2,000 staff members covering the United States, United Kingdom/European, Australian and Asian markets.

RREEF is a full-service real estate investment advisor that manages approximately $70.1 billion of real estate assets on behalf of its clients, of which $14.5 billion is in real estate securities and approximately $55.6 billion is invested directly in real estate. (Figures are as of 12/31/06.) Across the United States, RREEF has approximately 85 property management offices located in major metropolitan areas. Around the world, RREEF has 17 corporate offices, more than 1,400 employees and investments in approximately 30 countries. These professionals provide real-time information on market rents, vacancy rates and property values. The information advantage obtained from this vast direct-side portfolio helps the managers to anticipate the trends within the various sectors of the real estate market and to evaluate how these trends will likely affect the REIT universe. RREEF is the investment sub-advisor of DWS RREEF Global Real Estate Securities Fund, and manages the day-to-day operations of the fund's investment portfolio.

Q: Would you describe the process that the investment team uses in managing DWS RREEF Global Real Estate Securities Fund?

A: For its investment process the fund combines top-down regional allocation with an active bottom-up approach to selecting securities. Regional asset allocation is set globally by an experienced regional allocation committee based on expected returns from each region over one- and three-year periods, while stock selection is made locally by regional teams, based on a consistent bottom-up, research-driven process. In making strategic allocations and investing bottom-up locally, we divide the global real estate market into four regions: North America, Europe, Asia and Australia. We make stock selections for the fund out of a potential investing "universe" of over 800 real estate issues, and typically hold approximately 100 REITs or REIT equivalents in the portfolio at any given time.

Q: How did the fund perform during its initial fiscal period?

A: On the basis of a roaring-hot office market in Asia, a rotation out of commodities and into real estate investments within Australia, favorable REIT legislation in some European countries and heavy merger and acquisition (M&A) activity in North America, REITs performed extremely well throughout most of the world in 2006. Currency fluctuations also favored the fund during the period, and contributed to returns. For the abbreviated fiscal year ended December 31, 2006, DWS RREEF Global Real Estate Securities Fund returned 24.26% (Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see the Financial Highlights section for the performance of other share classes and more complete performance information. In comparison, the fund's benchmark, the FTSE EPRA/NAREIT Global Real Estate Index, returned 19.59% from June 30, 2006 to December 31, 2006.1 (FTSE is the Financial Times Stock Exchange. EPRA is the European Public Real Estate Association. NAREIT is the National Association of Real Estate Investment Trusts.)

1 The FTSE EPRA/NAREIT Global Real Estate Index is a market-capitalization-weighted index based on the last trade prices of shares of all eligible companies. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: Would you discuss the investment environment and performance of the four regions the fund covers — North America, Europe, Australia and Asia?

A: In 2006, the North American REIT market, consisting of US and Canadian REITs, performed well. In the United States, strong M&A activity continued to provide positive momentum for the REIT sector, and on that basis US REITs once again outperformed the broader US financial markets. In Canada, M&A activity provided some positive momentum, but Canadian "cap rates" (similar to interest rates for bonds, and determined by dividing a property's net operating income by its purchase price) have been puzzlingly high there compared with the United States. With its economy performing well, we think Canadian real estate is undervalued and have overweighted that country compared with the benchmark.2

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Within Europe, REIT performance has been significantly aided by enactment (or speculation concerning future enactment) of REIT legislation in several countries. The most significant feature of REIT legislation is that it strips away taxation from real estate entities themselves, transferring tax obligations to holders of REIT securities. Investors believe the legislation will enhance the growth of real estate investment companies. REIT performance across individual European countries for the period varied widely, but overall, returns for the region were solid. The UK real estate market was also helped by the strong performance of office issues in London, where supply/demand dynamics pushed up real estate prices, though there is concern about future oversupply of office space based on a high level of construction activity at present.

Of the four world regions covered by the fund, REIT performance was strongest in Asia, most notably within Singapore, Hong Kong and Japan. With a business-friendly government, Singapore led the region's REITs based on the country's excellent job growth. In addition, Hong Kong's office market has enjoyed a steady climb in rent prices the last several years, and the Japanese REIT market, though volatile, has benefited from high office occupancy rates, especially in Tokyo.

In Australia, a country where investors favor hard assets, REITs were also strong. During late 2006, many investors rotated out of commodities — which had enjoyed strong gains — and into real estate securities. In addition, Australian REITs have benefited from a recovering office market and fairly strong retail sales that drove healthy retail rent prices.

Q: What other factors affected returns over the period?

A: One of the most significant individual contributions to performance during the period arose from the Blackstone Group's announcement that it intended to purchase Equity Office Properties Trust (a significant US holding by the fund), which would constitute the largest REIT privatization to date, and the largest leveraged buyout in history. Detractors from fund performance included Japan's Mitsui Fudosan Co., Ltd., which was hurt by concerns over possible interest rate increases by the Japanese central bank and slowing growth in that country.

Q: What is your outlook concerning the global REIT markets in the coming months?

A: The global REIT markets find themselves in the unusual position of being relatively synchronous, with all four regions enjoying moderate to strong returns. This alignment is based on positive economic growth worldwide, though growth is decelerating somewhat. Office markets, a dominant feature of global REITs, are benefiting from increasing occupancy levels and positive market trends, with the brightest prospects still coming from Asia.

Although there are notable exceptions, real estate market conditions are generally improving around the world. This improvement is steady for many markets, but an increasing number are witnessing decelerating improvement. A major factor in this deceleration is the fact that despite meaningful increases in construction costs worldwide, we have nonetheless noticed acceleration in development in numerous markets, as owners of real estate have come to expect lower initial yields. We are monitoring this closely. There is active REIT legislation in several emerging markets, continued consolidation in the mature markets, and, after a mid-year lull in 2006, initial public offerings in process in all regions. We maintain a structural bias to overweight developing real estate markets and underweight mature real estate markets. Going forward, we will continue to employ our globally strategic and locally bottom-up process, focusing on high-quality assets and markets that we believe have the best fundamental characteristics.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	12/31/06

Common Stocks	97%
Cash Equivalents	2%
Closed End Investment Companies	1%
100%
Sector Diversification (As a % of Common Stocks)	12/31/06

Diversified	48%
Office	15%
Shopping Centers	10%
Apartments	8%
Regional Malls	6%
Hotels	5%
Storage	3%
Industrials	2%
Health Care	2%
Manufactured Homes	1%
100%
Geographical Diversification (As a % of Common Stocks)	12/31/06

United States	37%
Japan	14%
United Kingdom	14%
Australia	11%
Hong Kong	9%
Canada	4%
Singapore	3%
Germany	2%
Italy	1%
Other	5%
100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2006 (29.3% of Net Assets)
1. Mitsui Fundosan Co., Ltd. Provider of real estate services	4.0%
2. Mitsubishi Estate Co., Ltd. Provider of real estate services	3.8%
3. Sun Hung Kai Properties Ltd. Developer and investor in real estate	3.4%
4. Simon Property Group, Inc. Owner and operator of regional malls and shopping centers	3.4%
5. Vornado Realty Trust Operator of investments in community shopping centers	2.9%
6. Land Securities Group PLC A property investment & management company that invest in real estate	2.8%
7. AvalonBay Communities, Inc. Self-managed, multifamily real estate investment trust	2.4%
8. British Land Co. PLC The company primary trades, finances and develops properties	2.3%
9. Sumitomo Reality & Development Co., Ltd. Developer, manager and seller of homes and condominiums	2.2%
10. Archstone-Smith Trust Owner and developer of real estate specializing in apartments	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2006

	Shares	Value ($)

Common Stocks 95.6%
Australia 10.5%
Abacus Property Group	1,231,581	1,786,682
Aspen Group	936,591	1,374,420
Becton Property Group	80,767	189,172
Centro Properties Group	668,155	4,779,943
Centro Retail Group	1,012,917	1,612,646
Charter Hall Group*	1,325,523	2,365,311
FKP Property Group	205,552	1,066,784
GPT Group	938,001	4,137,612
Grand Hotel Group	494,894	532,641
Lend Lease Corp., Ltd.	95,113	1,381,409
Macquarie DDR Trust	2,114,475	2,209,565
Macquarie Goodman Group	775,959	4,659,918
Mirvac Group	177,785	781,525
Stockland	681,854	4,444,250
Westfield Group	257,519	4,251,474
(Cost $29,995,393)		35,573,352
Canada 3.4%
Boardwalk Real Estate Investment Trust (REIT)	36,400	1,288,819
Canadian Real Estate Investment Trust (REIT)	82,850	2,235,810
Cominar Real Estate Investment Trust (REIT) (Units)	67,550	1,303,327
Dundee Real Estate Investment Trust (REIT)	67,100	2,223,912
Morguard Real Estate Investment Trust (REIT) (Units)	152,200	1,793,275
RioCan Real Estate Investment Trust (REIT)	125,550	2,707,698
(Cost $10,954,514)		11,552,841
China 0.8%
Shanghai Jin Jiang International Hotels (Group) Co., Ltd.*	107,000	51,173
Shui On Land Ltd.*	3,000,000	2,611,853
(Cost $2,424,316)		2,663,026
Denmark 0.4%
Sjaelso Gruppen AS (Cost $1,218,335)	4,000	1,310,060
Finland 0.3%
Technopolis Oyj (Cost $662,080)	89,594	910,344
France 0.9%
Fonciere des Regions	1,770	345,514
Klepierre	1,750	330,239
Unibail	10,000	2,437,859
(Cost $2,451,015)		3,113,612
Germany 1.7%
Colonia Real Estate AG*	36,000	1,738,511
Deutsche Wohnen AG	27,100	1,734,400
DIC Asset AG	18,000	732,179
Patrizia Immobilien AG*	50,000	1,486,536
(Cost $5,008,805)		5,691,626
Hong Kong 8.3%
China Overseas Land & Investment Ltd.	1,200,000	1,609,067
China Resources Land Ltd.	500,000	594,307
Hang Lung Properties Ltd.	1,500,000	3,757,657
Hongkong Land Holdings Ltd.	1,100,000	4,365,978
Hopson Development Holdings Ltd.	700,000	1,973,959
Kerry Properties Ltd.	600,000	2,805,721
Link (REIT)	600,000	1,240,743
Melco PBL Entertainment (Macau) Ltd. ADR*	13,450	285,947
Sun Hung Kai Properties Ltd.	1,000,000	11,447,253
(Cost $25,076,455)		28,080,632
Italy 1.1%
Pirelli & C. Real Estate SpA	20,000	1,369,125
Risanamento SpA	210,000	2,273,406
(Cost $2,757,734)		3,642,531
Japan 13.6%
AEON Mall Co., Ltd.	39,000	2,186,574
Japan Real Estate Investment Corp. (REIT)	300	3,226,858
Japan Retail Fund Investment Corp. (REIT)	400	3,258,874
Mitsubishi Estate Co., Ltd.	495,000	12,836,721
Mitsui Fudosan Co., Ltd.	550,000	13,452,342
Nippon Building Fund, Inc. (REIT)	300	3,984,193
Sumitomo Realty & Development Co., Ltd.	230,000	7,397,043
(Cost $40,908,435)		46,342,605
Luxembourg 0.4%
Orco Property Group (Cost $1,174,537)	10,000	1,273,549
Netherlands 0.2%
Plaza Centers (Europe) BV* (Cost $697,547)	204,300	782,038
Norway 1.0%
NorGani Hotels ASA*	220,000	2,592,205
Norwegian Property ASA*	80,000	835,946
(Cost $2,844,032)		3,428,151
Philippines 0.3%
Megaworld Corp. (Cost $858,429)	25,000,000	1,233,978
Russia 0.6%
Sistema Hals-GDR REGS (b)*	100,000	1,330,000
Sistema Hals-GDR REGS (b)*	50,000	665,000
(Cost $1,778,751)		1,995,000
Singapore 2.4%
Capitaland Ltd.	600,000	2,408,811
CapitaMall Trust (REIT)	1,240,000	2,348,303
Mapletree Logistics Trust (REIT)	500,000	387,301
Suntec Real Estate Investment Trust (REIT)	1,000,000	1,183,969
The Ascott Group Ltd.	1,800,000	1,883,565
(Cost $6,321,442)		8,211,949
Spain 0.3%
Renta Corporacion Real Estate SA* (Cost $742,062)	21,000	946,089
Sweden 0.9%
Castellum AB	30,000	399,777
Hufvudstaden AB "A"	140,000	1,584,159
Lennart Wallenstam Byggnads AB "B"	60,000	1,235,756
(Cost $2,245,618)		3,219,692
United Kingdom 13.6%
Big Yellow Group PLC	112,056	1,543,271
British Land Co. PLC	230,000	7,700,468
Brixton PLC	240,000	2,699,681
Dawnay, Day Treveria PLC	300,000	492,053
Derwent Valley Holdings PLC	40,000	1,642,112
Equest Balkan Properties PLC*	500,000	1,062,491
Great Portland Estates PLC	150,000	2,034,006
Hammerson PLC	150,000	4,619,104
Hirco PLC*	400,000	3,367,762
Land Securities Group PLC	207,500	9,411,144
London Merchant Securities PLC	100,000	597,939
Minerva PLC*	160,000	1,263,473
Northern European Properties Ltd.*	617,450	815,065
Slough Estates PLC	250,000	3,826,745
South African Property Opportunities PLC*	543,700	1,112,470
Terrace Hill Group PLC	909,166	1,941,566
Unite Group PLC	100,000	1,069,341
Workspace Group PLC	100,000	969,622
(Cost $38,598,635)		46,168,313
United States 34.9%
AMB Property Corp. (REIT)	54,400	3,188,384
Apartment Investment & Management Co. "A" (REIT)	56,300	3,153,926
Archstone-Smith Trust (REIT)	123,100	7,165,651
AvalonBay Communities, Inc. (REIT)	61,900	8,050,095
BioMed Realty Trust, Inc. (REIT)	34,050	973,830
Boston Properties, Inc. (REIT)	37,850	4,234,658
Brookfield Properties Corp.	67,400	2,650,842
DiamondRock Hospitality Co. (REIT)	26,700	480,867
Digital Realty Trust, Inc. (REIT)	76,600	2,622,018
Equity Lifestyle Properties, Inc. (REIT)	33,750	1,837,013
Equity Office Properties Trust (REIT)	65,900	3,174,403
Equity Residential (REIT)	65,300	3,313,975
Essex Property Trust, Inc. (REIT)	24,900	3,218,325
Federal Realty Investment Trust (REIT)	39,200	3,332,000
FelCor Lodging Trust, Inc. (REIT)	53,900	1,177,176
Health Care REIT, Inc. (REIT)	34,800	1,497,096
Hilton Hotels Corp.	36,700	1,280,830
Host Hotels & Resorts, Inc. (REIT)	193,700	4,755,335
LaSalle Hotel Properties (REIT)	16,950	777,158
LTC Properties, Inc. (REIT)	48,500	1,324,535
Mack-Cali Realty Corp. (REIT)	38,800	1,978,800
Nationwide Health Properties, Inc. (REIT)	70,550	2,132,021
Parkway Properties, Inc. (REIT)	9,800	499,898
ProLogis (REIT)	60,900	3,700,893
Public Storage, Inc. (REIT)	59,500	5,801,250
Regency Centers Corp. (REIT)	64,300	5,026,331
Simon Property Group, Inc. (REIT)	112,550	11,400,189
SL Green Realty Corp. (REIT)	39,800	5,284,644
Sovran Self Storage, Inc. (REIT)	17,750	1,016,720
Starwood Hotels & Resorts Worldwide, Inc.	58,700	3,668,750
Tanger Factory Outlet Centers, Inc. (REIT)	33,150	1,295,502
Taubman Centers, Inc. (REIT)	39,550	2,011,513
The Macerich Co. (REIT)	63,250	5,475,552
Ventas, Inc. (REIT)	30,900	1,307,688
Vornado Realty Trust (REIT)	80,750	9,811,125
(Cost $109,420,715)		118,618,993
Total Common Stocks (Cost $286,138,850)		324,758,381
	Principal Amount (EUR)	Value ($)

Corporate Bond 0.1%
Germany
Colonia Real Estate AG, 1.875%, 12/7/2011 (Cost $167,926)	126,000	176,888
	Shares	Value ($)

Closed End Investment Companies 0.8%
Luxembourg 0.4%
ProLogis European Properties* (Cost $1,172,936)	63,920	1,259,325
United Kingdom 0.2%
North Real Estate Opportunity Fund Ltd.* (Cost $675,123)	500,000	679,826
United States 0.2%
Macau Property Opportunities Fund Ltd.* (Cost $642,230)	350,000	705,859
Total Closed End Investment Companies (Cost $2,490,289)		2,645,010

Rights 0.0%
Philippines
Megaworld Corp. (cost $0)	10,000,000	120,285

Cash Equivalents 2.2%
Cash Management QP Trust (a) (Cost $7,505,166)	7,505,166	7,505,166
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $296,302,231)+	98.7	335,205,730
Other Assets and Liabilities, Net	1.3	4,535,248
Net Assets	100.0	339,740,978
* Non-income producing security.
+ The cost for federal income tax purposes was $311,606,454. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $23,599,276. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,619,716 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,020,440.
(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(b) Securities with the same description are the same corporate entity but trade on diffferent stock exchanges.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $288,797,065)	$ 327,700,564
Investment in Cash Management QP Trust (cost $7,505,166)	7,505,166
Total investments in securities, at value (cost $296,302,231)	335,205,730
Cash	1,256,071
Foreign currency, at value (Cost $6,025,084)	6,030,253
Receivable for investments sold	755,419
Receivable for Fund shares sold	4,421,921
Deferred offering expenses	50,590
Dividends receivable	1,104,794
Interest receivable	31,847
Foreign taxes recoverable	3,413
Other assets	28,061
Total assets	348,888,099
Liabilities
Payable for investments purchased	8,458,838
Payable for Fund shares redeemed	407,944
Accrued management fee	255,001
Other accrued expenses and payables	25,338
Total liabilities	9,147,121
Net assets, at value	$ 339,740,978
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(1,345,953)
Net unrealized appreciation (depreciation) on investments	38,903,499
Foreign currency related transactions	2,848
Accumulated net realized gain (loss)	2,978,774
Paid-in capital	299,201,810
Net assets, at value	$ 339,740,978

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($287,555,916 ÷ 23,528,592 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 12.22
Maximum offering price per share (100 ÷ 94.25 of $12.22)	$ 12.97

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($26,988,486 ÷ 2,206,931 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 12.23

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($19,869,366 ÷ 1,625,071 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 12.23
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,327,210 ÷ 435,749 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 12.23
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from July 5, 2006 (commencement of operations) to December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $221,468)	$ 2,346,678
Interest — Cash Management QP Trust	241,583
Interest (net of foreign taxes withheld of $2)	32,324
Total Income	2,620,585
Expenses: Management fee	901,898
Administration fee	102,674
Services to shareholders	277,583
Custodian fee	108,285
Distribution and shareholder servicing fees	234,393
Auditing	58,000
Legal	6,874
Trustees' fees and expenses	810
Offering expenses	33,131
Reports to shareholders	10,028
Registration fees	10,417
Other	32,152
Total expenses before expense reductions	1,776,245
Expense reductions	(374,927)
Total expenses after expense reductions	1,401,318
Net investment income	1,219,267
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,423,695
Capital gains dividends received	337,306
Foreign currency related transactions	(237,270)
5,523,731
Net unrealized appreciation (depreciation) during the period on: Investments	38,903,499
Foreign currency related transactions	2,848
38,906,347
Net gain (loss) on investment transactions	44,430,078
Net increase (decrease) in net assets resulting from operations	$ 45,649,345

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2006*
Operations: Net investment income	$ 1,219,267
Net realized gain (loss) on investment transactions	5,523,731
Net unrealized appreciation (depreciation) during the period on investment transactions	38,906,347
Net increase (decrease) in net assets resulting from operations	45,649,345
Distributions to shareholders from: Net investment income: Class A	(3,368,642)
Class C	(172,723)
Class S	(236,514)
Institutional Class	(67,120)
Net realized gains: Class A	(1,122,852)
Class C	(95,427)
Class S	(76,295)
Institutional Class	(21,227)
Fund share transactions: Proceeds from shares sold	303,608,242
Reinvestment of distributions	4,988,161
Cost of shares redeemed	(9,350,407)
Redemption fees	6,437
Net increase (decrease) in net assets from Fund share transactions	299,252,433
Increase (decrease) in net assets	339,740,978
Net assets at beginning of period	—
Net assets at end of period (including accumulated distributions in excess of net investment income of $1,345,953)	$ 339,740,978
* For the period from July 5, 2006 (commencement of operations) to December 31, 2006.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended December 31,	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.08
Net realized and unrealized gain (loss) on investment transactions	2.34
Total from investment operations	2.42
Less distributions from: Net investment income (loss)	(.15)
Net realized gain on investment transactions	(.05)
Total distributions	(.20)
Redemption fee	.00***
Net asset value, end of period	$ 12.22
Total Return (%)[c,d]	24.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	288
Ratio of expenses before expense reductions (%)	1.97*
Ratio of expenses after expense reductions (%)	1.51*
Ratio of net investment income (%)	1.39*
Portfolio turnover rate (%)	28**
[a] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Year Ended December 31,	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.02
Net realized and unrealized gain (loss) on investment transactions	2.35
Total from investment operations	2.37
Less distributions from: Net investment income	(.09)
Net realized gain on investment transactions	(.05)
Total distributions	(.14)
Redemption fee	.00***
Net asset value, end of period	$ 12.23
Total Return (%)[c,d]	23.75**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27
Ratio of expenses before expense reductions (%)	2.51*
Ratio of expenses after expense reductions (%)	2.45*
Ratio of net investment income (%)	.45*
Portfolio turnover rate (%)	28**
[a] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Year Ended December 31,	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.08
Net realized and unrealized gain (loss) on investment transactions	2.36
Total from investment operations	2.44
Less distributions from: Net investment income	(.16)
Net realized gain on investment transactions	(.05)
Total distributions	(.21)
Redemption fee	.00***
Net asset value, end of period	$ 12.23
Total Return (%)[c]	24.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20
Ratio of expenses before expense reductions (%)	1.50*
Ratio of expenses after expense reductions (%)	1.41*
Ratio of net investment income (%)	1.49*
Portfolio turnover rate (%)	28**
[a] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Year Ended December 31,	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.09
Net realized and unrealized gain (loss) on investment transactions	2.35
Total from investment operations	2.44
Less distributions from: Net investment income	(.16)
Net realized gain on investment transactions	(.05)
Total distributions	(.21)
Redemption fee	.00***
Net asset value, end of period	$ 12.23
Total Return (%)[c]	24.35**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5
Ratio of expenses before expense reductions (%)	1.46*
Ratio of expenses after expense reductions (%)	1.36*
Ratio of net investment income (%)	1.54*
Portfolio turnover rate (%)	28**
[a] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS RREEF Global Real Estate Securities Fund (the "Fund") is a non-diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 16,596,973
Undistributed net long-term capital gains	$ 336,951
Net unrealized appreciation (depreciation) on investments	$ 23,599,276

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended December 31, 2006**
Distributions from ordinary income*	$ 5,160,800
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.
** For the period from July 5, 2006 (commencement of operations) to December 31, 2006.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gain. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the period from July 5, 2006 (commencement of operations) to December 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $338,141,090 and $54,666,443, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Under the Investment Management Agreement the Fund pays a monthly investment management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following rates:

First $500 million of the Fund's average daily net assets	1.000%
Next $500 million of such net assets	.985%
Next $1 billion of such net assets	.960%
Next $2 billion of such net assets	.945%

RREEF America L.L.C. ("RREEF") is the subadvisor for the fund. While DIMA is the investment advisor to the fund, the day-to-day activities of managing the fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the fund.

Pursuant to investment sub-subadvisory agreements between RREEF and Deutsche Asset Management International GmbH, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the fund's investments in specific foreign markets.

For the period from July 5, 2006 (commencement of operations) through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.75%
Class C	2.45%
Class S	1.40%
Institutional Class	1.35%

For Class A shares, effective August 14, 2006, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the annual expenses at 1.50%.

Accordingly, for the period from July 5, 2006 (commencement of operations) to December 31, 2006, the Advisor waived $54,354 of its management fees, which resulted in an annualized effective rate of 0.94% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administration Agreement with DIMA, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Various third-party service providers, some of which are affiliated with DIMA, provide certain services to the Fund pursuant to separate agreements with the Fund. For the period from July 5, 2006 (commencement of operations) through December 31, 2006, DIMA received an Administration Fee of $102,674, of which $26,749 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the period from July 5, 2006 (commencement of operations) through December 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2006
Class A	$ 247,910	$ 247,910	$ —
Class C	3,810	—	3,360
Class S	2,183	1,085	1,098
Institutional Class	885	885	—
	$ 254,788	$ 249,880	$ 4,458

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from July 5, 2006 (commencement of operations) to December 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2006
Class C	$ 34,792	$ 13,611

In addition, DWS-SDI provides information and administration services ("Shareholder Servicing Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from July 5, 2006 (commencement of operations) to December 31, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at December 31, 2006	Annualized Effective Rate
Class A	$ 188,004	$ 70,693	$ 27,493.15%
Class C	11,597	—	4,309.25%
	$ 199,601	$ 70,693	$ 31,802

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from July 5, 2006 (commencement of operations) to December 31, 2006 aggregated $34,951.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates of 1% for Class C, of the value of the shares redeemed. For the period from July 5, 2006 (commencement of operations) to December 31, 2006, the CDSC for Class C shares aggregated $1. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the period from July 5, 2006 (commencement of operations) to December 31, 2006.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from July 5, 2006 (commencement of operations) to December 31, 2006, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,428, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. In addition, the Advisor owns 4.1% of the outstanding shares of the Fund as of December 31, 2006.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended December 31, 2006*
	Shares	Dollars
Shares sold
Class A	23,940,309	$ 256,468,752
Class C	2,191,276	24,693,852
Class S	1,633,303	18,107,259
Institutional Class	428,325	4,338,379
		$ 303,608,242
Shares issued to shareholders in reinvestment of distributions
Class A	371,807	$ 4,405,919
Class C	18,503	219,449
Class S	23,172	274,815
Institutional Class	7,424	87,978
		$ 4,988,161
Shares redeemed
Class A	(783,524)	$ (8,944,812)
Class C	(2,848)	(32,782)
Class S	(31,404)	(372,813)
		$ (9,350,407)
Redemption fees		$ 6,437
Net increase (decrease)
Class A	23,528,592	$ 251,932,358
Class C	2,206,931	24,880,608
Class S	1,625,071	18,013,110
Institutional Class	435,749	4,426,357
		$ 299,252,433
* For the period from July 5, 2006 (commencement of operations) to December 31, 2006.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS RREEF Global Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Global Real Estate Securities Fund (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 5, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $371,000 as capital gain dividends for its period ended December 31, 2006, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the Fund's initial investment management agreement with DAMI and the related sub-advisory agreement between DAMI and RREEF America LLC ("RREEF") in June 2006.

In terms of the process the Trustees followed prior to approving the contracts, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DAMI and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The sub-advisory fee paid to RREEF is paid by DAMI out of its fee and not directly by the Fund.

While shareholders may focus primarily on fund performance and fees, the Fund's Trustees consider these and many other factors, including the quality and integrity of DAMI's and RREEF's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the Fund's investment management agreement and sub-advisory agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The proposed investment management fee schedule for the Fund, including (i) comparative information regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DAMI by similar funds and institutional accounts advised by DAMI (if any). The Board gave careful consideration to the management fees paid to other investment advisors by similar funds and to the fee rates paid to DAMI by similar funds. The Board gave a lesser weight to the fees paid by similar institutional accounts advised by DAMI, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. In addition, in examining the sub-advisory fee paid to RREEF the Board noted that the fee paid to RREEF is paid by DAMI out of its fee and not directly by the Fund. Taking into account the foregoing, the Board concluded that the proposed fee schedules represent reasonable compensation in light of the nature, extent and quality of investment services to be provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. The Board noted that the Fund's proposed investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's proposed fee schedule represents an appropriate sharing between Fund shareholders and DAMI of such economies of scale as may exist in the management of the Fund.

The total operating expenses of the Fund. The Board considered the total operating expenses borne by similar funds. The Board also considered that the expense limitations agreed to by DAMI with respect to the Fund serve to ensure that the Fund's total operating expenses would be competitive relative to similar funds.

The nature, extent and quality of the advisory services to be provided by DAMI and RREEF. Because the Fund had not yet commenced operations, no information relating to the Fund's past performance could be considered by the Board. The Board did consider DAMI's experience managing other similar funds. The Board noted that DAMI is part of Deutsche Bank, a major global banking institution, and believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources. The Board also considered information regarding DAMI and RREEF, including their personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the proposed terms of the investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements.

The costs of the services to DAMI and its affiliates from their relationships with the Fund. Because the Fund had not yet commenced operations, no information regarding DAMI's costs and profits from providing investment management services to the Fund could be considered by the Board. The Board did review and consider the fees to be paid to and services to be provided by DAMI and its affiliates with respect to investment management services, administrative services, fund accounting, shareholder servicing and distribution (including fees proposed to be paid pursuant to 12b-1 plans). The Board also considered the entrepreneurial risk associated with launching a new fund. The Board considered these fees and services in light of its experience with other funds managed by DAMI.

The practices of DAMI and RREEF regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that DAMI's and RREEF's practices with respect to the selection and compensation of brokers for the Fund would be the same as for other funds overseen by the Board.

DAMI's commitment to and record of compliance, including its written compliance policies and procedures. The Board considered the significant attention and resources dedicated by DAMI to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DAMI's chief compliance officer; (ii) the large number of compliance personnel who report to DAMI's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to provide high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to approve the Fund's investment management agreement and the sub-advisory agreement, and concluded that such agreements were in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the agreements.

In December 2006, the Board approved an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. ("DIMA") in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		85
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Institutional Class
Nasdaq Symbol	RRGAX	RRGCX	RRGIX
CUSIP Number	23336Y 672	23336Y 664	23336Y 656
Fund Number	465	765	811
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	RRGTX
Fund Number	2365

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2006, DWS RREEF Global Real Estate Securities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$58,000	$0	$0	$0
2005*	n/a	n/a	$0	$0

* Fund commences operations on July 5, 2006.

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007